CERTAIN TRANSACTIONS	0 Months Ended
Dec. 31, 2012
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – CERTAIN TRANSACTIONS:

1) Sale of animal health unit:

On September 14, 2012, Teva entered into an agreement to sell its U.S.-based animal health unit for up to $145 million. The purchase price included a payment of $50 million at closing and up to $91 million in milestone payments. The transaction closed in January 2013 and has not materially affected our financial results.

2) South Korea venture:

In December 2012, Teva entered into an agreement with Handok Pharmaceutical Co. (“Handok”), Ltd. to form a business venture in South Korea, allowing Teva to gain entrance into the Korean pharmaceutical market.  Teva will contribute its global resources, with responsibilities for manufacturing and supplying a wide range of affordable and innovative medicines, and Handok's primary responsibility will be in sales and marketing, distribution, and regulatory affairs. Under the terms of the agreement, we will have a voting split of 60% and 40% and a profit split of 51% and 49% to Teva and Handok, respectively. This agreement had no effect on our 2012 financial results.

3) Xenon:

On December 11, 2012, Teva entered into a collaborative development and exclusive worldwide license for XEN402 with Xenon Pharmaceuticals Inc. (“Xenon”). XEN402 is currently in clinical development for a variety of painful disorders. Under the agreement, Teva paid Xenon an upfront fee of $41 million. In addition, Teva may be required to pay development, regulatory and sales-based milestones of up to $335 million. Xenon is also entitled to royalties on sales and has an option to participate in commercialization in the United States<>.

4) Acquisition of Neurosearch A/S assets:

On October 25, 2012, Teva acquired from NeuroSearch A/S (“NeuroSearch”), a Danish company, the rights, assets and obligations relating to Huntexil® (pridopidine/ACR16), a drug candidate being developed for the symptomatic treatment of hand movement, balance and gait disturbances in Huntington's disease. Under the agreement, Teva paid NeuroSearch approximately $26 million. Regulatory and commercialization milestone payments may result in additional payments of approximately $10 million to NeuroSearch.

       5) PGT Consumer Healthcare:

In November 2011, we formed PGT Healthcare, a consumer healthcare joint venture with The Procter & Gamble Company (“P&G”). Headquartered in Geneva, Switzerland, the joint venture focuses on branded OTC medicines in categories such as cough/cold and allergy, digestive wellness, vitamins, minerals and supplements, analgesics and skin medications, and operates in all markets outside North America. Its leading brands are Vicks®, Metamucil®, Pepto-Bismol®, and ratiopharm. The joint venture also develops new brands for the North American market and certain global markets. PGT Healthcare's strengths include P&G's strong brand-building, consumer-led innovation and go-to-market capabilities; our broad geographic reach, experience in R&D, regulatory and manufacturing expertise and extensive portfolio of products, and each company's scale and operational efficiencies.

We own 49% of the joint venture, and P&G holds a controlling financial interest of 51%. We recognize profits of the joint venture based on our ownership percentage. The joint venture has certain independent operations and contracts for other services from its two partners in an effort to leverage their scale and capabilities and thereby maximize efficiencies. Such services include research and development, manufacturing, sales and distribution, administration and other services, provided under agreements with the joint venture. The partners have certain rights to terminate the joint venture after seven years and earlier under other circumstances. As of December 2012, the OTC products of Cephalon (Mepha) were included in the joint venture.

       6) Cephalon acquisition:

In October 2011, Teva acquired Cephalon, Inc. ("Cephalon") for total cash consideration of $6.5 billion. Cephalon was a global biopharmaceutical company with a strong marketed portfolio and a pipeline of branded products. The acquisition diversified Teva's specialty portfolio and enhanced Teva's late-stage innovative pipeline.

The acquisition was financed by borrowing under credit facilities and by the issuance of a long term debt. See note 10.

At the closing, Cephalon had two outstanding series of convertible debt: $820 million of 2.0% notes due 2015 and $500 million of 2.5% notes due 2014. Both series became convertible as a result of the acquisition. The aggregate amount payable upon conversion was approximately $2.1 billion. By the end of 2011, holders of effectively 100% of Cephalon's convertible debt had submitted their debt for conversion.

Cephalon's results of operations and balance sheet were included in Teva's consolidated reports commencing October 2011.

At the closing, Cephalon had contingent consideration liabilities related to future milestones payments due to the acquisition of Gemin X Pharmaceuticals, Inc. in April 2011, the acquisition of Ception Therapeutics, Inc. in February 2010, the acquisition of BioAssets Development Corporation in November 2009, and the inclusion of Alba Therapeutics Corporation in February 2011. The aggregate fair value amount of Cephalon's contingent consideration liabilities at the date of the Cephalon acquisition was $171 million.

We determined the fair value of the liability for the contingent consideration based on a probability-weighted discounted cash flow analysis. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. The fair value of the contingent consideration liability associated with future milestone payments was based on several factors including:

  estimated cash flows projected from the success of unapproved product candidates in the U.S. and Europe;
  the probability of success for product candidates including risks associated with uncertainty, achievement and payment of milestone events;
  the time and resources needed to complete the development and approval of product candidates;
  the life of the potential commercialized products and associated risks of obtaining regulatory approvals in the U.S. and Europe; and
  the risk adjusted discount rate for fair value measurement.

The contingent consideration payments have been recorded as a liability, and their fair value is evaluated quarterly, or more frequently if circumstances dictate. Changes in the fair value of contingent consideration are recorded in earnings.

The table below summarizes the fair value of assets acquired, liabilities assumed and resulting goodwill in Cephalon.

U.S. $
in millions
Current assets	$2,850
Investment and non-current assets	426
Property, plant and equipment	359
Identifiable intangible assets:
Existing product rights and trade name	2,564
Research and development in-process	1,296
Goodwill	3,279
Total assets acquired	10,774

Current liabilities	832
Short term debt	2,082
Long-term liabilities, including deferred taxes	1,099
Contingent consideration	171
Total liabilities assumed	4,184
Non controlling interest	79
Net assets acquired	$6,511

<>Adjustments during the measurement period did not have a significant impact on Teva's consolidated statements of income, balance sheets or cash flows and, therefore, we have not retrospectively adjusted our financial statements. Adjustments for identifiable intangible assets recognized during the measurement period reflected changes in the estimated fair value of certain acquired intangibles, principally in-process research and developed assets. The adjustments did not result from intervening events subsequent to the acquisition date.

An amount of $1,296, million of the purchase price was allocated to the estimated fair value of purchased research and development in-process that as of the closing date of the acquisition, had not reached technological feasibility. This amount, upon initial recognition, has been treated as an indefinite life intangible asset until the related research and development efforts are either completed or abandoned. See note 1i.

<>Research and development in-process related to ten products. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a discount rate of 13% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, among other key factors, which vary among the individual products. Material net cash inflows are expected to commence during 2015. During 2012, four of these ten products have been impaired as disclosed in note 17, and SynriboTM (Omacetaxine) was launched during 2012.

Product rights and <>purchased research and development in process were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

<>An amount of $2,555, million of the purchase price was allocated to existing products. The Company is amortizing existing products over a range of periods of between 3 to 12 years. An amount of $9 million of the purchase price was allocated to a trade name. The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $3,279 million, and represented goodwill, which is due to primarily the expected synergies and economies of scale.

Below are certain unaudited pro forma combined statement of income data for the years ended December 31, 2011 and 2010, as if the acquisition of Cephalon had occurred on January 1, 2010 after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) exclusion of $288 million of nonrecurring expense related to inventory step up in 2011 and inclusion of $355 million of nonrecurring expense in 2010; (c) estimated additional finance expenses due to: (i) borrowings under credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of Cephalon's equity investment mark-to-market effect (an exclusion of income of $198 million and $8 million in 2011 and 2010 supplemental pro forma net income respectively); and (iv) elimination of Cephalon's finance expense relating to convertible debentures; (d) pharmaceutical products divested as part of the regulatory requirements for approving the deal; (e) elimination of intercompany sales; (f) elimination of net revenues related to the divestiture of certain overlapping products; and (g) elimination of net revenues and income related to Cephalon's divested businesses (Middle East, Africa, Latin America and Asia); and (h) certain adjustments with regards to the amortization of Cephalon's Provigil® product.

This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010 nor is it necessarily indicative of future results.

	Year ended December 31,
	2011	2010

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net revenues	$20,443	$18,792
Net income attributable to Teva	$2,681	$2,907

Earnings per share:
Basic	$3.01	$3.24
Diluted	$3.00	$3.20

7) Japanese transactions:

In September 2011, Teva acquired all non-controlling interests of its investment in Taisho, as well as gained 100% control on its former equity investment in Teva-Kowa, for a total purchase price of $150 million. This acquisition, together with the Taiyo acquisition, enabled Teva to expand its Japanese operations.

In July 2011, Teva acquired all of Taiyo Pharmaceutical Industry Co. Ltd. (“Taiyo”) outstanding shares for $1,092 million in cash. Taiyo had developed a large portfolio of generic products in Japan with over 550 marketed products, and its advanced production facilities enabled it to produce a wide range of dosage forms on a large scale.

The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers. Taiyo's results of operations were included in Teva's consolidated financial statements commencing July 2011.

Since April 2012, the majority of Teva's Japan based companies have operated under a single company – Teva Seiyaku.

8) CureTech:

In September 2011, we exercised an option to invest $19 million in CureTech Ltd. (“CureTech”), a biotechnology company. We also agreed to make further investments in CureTech's research and development activities. As a result of the option exercise, our ownership stake in CureTech increased from 33% to 75%.

In January 2013, we announced the termination of our collaboration with CureTech, see also note 17.

9) Laboratoire Theramex acquisition:

In January 2011, Teva completed the acquisition of Laboratoire Theramex (“Theramex”), Merck KGaA's European-based women's health business, for €267 million in cash (approximately $355 million) and certain limited performance-based milestone payments. Theramex has a broad portfolio of women's health and gynecology products sold in over 50 countries, primarily France and Italy.

10) Corporación Infarmasa acquisition:

In January 2011, Teva acquired Corporación Infarmasa (“Infarmasa”), a top ten pharmaceutical company in Peru, from The Rohatyn Group and Altra Investments. Infarmasa manufactures and commercializes branded and unbranded generic drugs, primarily corticosteroids, antihistamines, analgesics and antibiotics. Infarmasa's product offerings have enhanced Teva's portfolio in the market, especially in the area of antibiotics, where Infarmasa has the leading brand in Peru.

11) Ratiopharm acquisition:

On August 10, 2010, Teva acquired Merckle ratiopharm Group (“ratiopharm”) for a total cash consideration of $5.2 billion. The transaction was accounted for as a business combination. Ratiopharm's results of operations were included in Teva's consolidated financial statements commencing August 2010.

The cash consideration was financed through Teva's internal resources, the issuance of $2.5 billion in senior notes and credit lines, including credit agreements for an aggregate amount of $1.5 billion.

<>An amount of $501 million of the purchase price was allocated to the estimated fair value of purchased research and development in-process that as of the closing date of the acquisition had not reached technological feasibility and had no alternative future use. This amount, upon initial recognition, has been treated as an indefinite life intangible asset until the related research and development efforts are either completed or abandoned (refer to note 1i).

<>Research and development in-process related to approximately 42 products and product groups, which included one product with a value of approximately one third of the total value of research and development in-process. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a range of discount rates of between 10.5% and 15% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which vary among the individual products. Material net cash inflows are expected to commence during 2014. Of the 42 products and product groups mentioned above, through December 31, 2012, all products but two were launched in some markets.

Product rights and <>purchased research and development in process were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed. A trade name was valued using a variation of the income approach known as the “Relief from Royalty Method”. This method is based on the concept that a company owns the trade name and licenses it to an operating company. The theoretical price paid by the operating company to the company that owns the trade name is expressed as a royalty rate. The net present value of all forecasted royalties represents the value of the trade name.

<>An amount of $1,658 million of the purchase price was allocated to existing products. The Company is amortizing existing products over a period of approximately 10 years. An amount of $139 million of the purchase price was allocated to a trade name. The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $2,795 million, and represented goodwill.

Below is a certain unaudited pro forma statement of income data for the year ended December 31, 2010, as if the acquisition of ratiopharm had occurred on January 1, 2010, after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) estimated additional interest expense due to: (i) borrowings under the one year credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of interest income on Teva's cash and cash equivalents and marketable securities used as cash consideration in the acquisition; and (iv) elimination of financial expenses of $102 million resulting from the hedging of the euro-denominated purchase price for the acquisition; and (c) elimination of intercompany sales.

The pro forma information below is given in accordance with the accepted accounting standards at the date of the acquisition.

This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010, nor is it necessarily indicative of future results.

Year ended December 31, 2010

(U.S. $ in millions, except earnings per share)
(Unaudited)
Net revenues	$17,396
Net income attributable to Teva	$3,421

Earnings per share:
Basic	$3.82
Diluted	$3.76

       12) Significant collaborative agreements:

<>The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development cost or business risks. The Company's most significant agreements of this nature are summarized below. <

  <><>With Lonza:

  <>On January 20, 2009, Teva signed a definitive agreement with Lonza Group Ltd. to establish a joint venture to develop, manufacture and market a number of affordable, effective and safe generic equivalents of a selected portfolio of biologic pharmaceuticals. The joint venture commenced activities in May 2009.

  <>Each of Teva and Lonza Group Ltd. has a 50% stake in the joint venture. Teva records its share of the joint venture under share in losses of associated companies—net. <><<><

  <><>With Sanofi:

Teva has an agreement with Sanofi that had provided for the marketing of Copaxone® in Europe and other markets. Copaxone® was co-promoted with Sanofi in Germany, France, Spain, the Netherlands and Belgium, and was marketed solely by Sanofi in certain other European markets, Australia and New Zealand. In 2010, we assumed the distribution and marketing responsibilities for Copaxone® in the United Kingdom, the Czech Republic and Poland. On February 1, 2012, we assumed the marketing responsibilities for Copaxone® in all other European countries, and also in Australia and New Zealand effective March 1, 2012. Following termination, Sanofi is entitled to an agreed-upon termination consideration of 6% of the in-market sales of Copaxone® in the applicable countries for an additional two-year period. Although we have recorded higher revenues as a result of this change, we also became responsible for certain marketing and administrative expenses, which are no longer shared with Sanofi.

       13) Agreements with related parties:

Teva leases 13,500 square feet of office space located in Miami, Florida from an entity controlled by Dr. Frost, Teva's Chairman of the Board. The term of the lease extends until April 2015, with options to renew for two additional three-year terms. Annual rent was $305,000 until April 1, 2012 and $412,000 from April 1, 2012 to March 31, 2013, increasing 4% per year for the remainder of the initial term and each renewal term.

In December 2012, Teva entered into an agreement with Xenon Pharmaceuticals Inc. as discussed in note 2 (3). Dr. Michael Hayden, Teva's President of Global R&D and Chief Scientific Officer, is the founder, a shareholder and a member of the board of directors of Xenon.

CTG Weld Limited, a privately owned contract research organization, has rendered services to Teva in connection with clinical trials since 2002. In 2011, Chaim Hurvitz, a director of Teva, acquired a personal interest in, and became a member of the board of directors of, CTG Weld. In 2012, Teva engaged CTG Weld in connection with certain clinical studies, for overall charges of €1.3 million (approximately $1.7 million).

In September 2011, Teva entered into an agreement with CoCrystal Discovery, Inc., a company focusing on the discovery and development of novel therapeutics, utilizing an innovative drug discovery technology. According to the agreement, Teva will fund the company's R&D under the Research Agreement by the investment into the company of two tranches of $7.5 million each per target (the latter one being discretionary). The first tranche was invested by Teva in 2011. Dr. Phillip Frost, the Chairman of the board of directors of Teva, and Prof. Roger Kornberg, a member of the board, are both investors in and members of the board of directors of CoCrystal Discovery. Prof. Kornberg is also Chief Scientific Officer of CoCrystal Discovery.